                                                               EXHIBIT (e)(3)(b)


                                 AMENDMENT NO. 1
                          MASTER DISTRIBUTION AGREEMENT
                                     BETWEEN
                              AIM INVESTMENT FUNDS
                             (CLASS A AND C SHARES)
                                       AND
                            A I M DISTRIBUTORS, INC.




         The Master Distribution Agreement (the "Agreement"), dated March 1, 1999, by and between AIM Investment Funds, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:



                                   "APPENDIX A
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                              AIM INVESTMENT FUNDS


CLASS A SHARES

AIM Developing Markets Fund
AIM Emerging Markets Debt Fund
AIM Global Consumer Products and Services Fund
AIM Global Financial Services Fund
AIM Global Government Income Fund
AIM Global Growth & Income Fund
AIM Global Health Care Fund
AIM Global Infrastructure Fund
AIM Global Resources Fund
AIM Global Telecommunications and Technology Fund
AIM Latin American Growth Fund
AIM Strategic Income Fund

CLASS C SHARES

AIM Developing Markets Fund
AIM Emerging Markets Debt Fund
AIM Global Consumer Products and Services Fund
AIM Global Financial Services Fund
AIM Global Government Income Fund
AIM Global Growth & Income Fund
AIM Global Health Care Fund
AIM Global Infrastructure Fund
AIM Global Resources Fund
AIM Global Telecommunications and Technology Fund
AIM Latin American Growth Fund
AIM Strategic Income Fund"


         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Dated: June 1, 1999

                                             AIM INVESTMENT FUNDS

Attest:

/s/ KATHLEEN J. PFLUEGER                     /s/ ROBERT H. GRAHAM
-----------------------------                -----------------------------------
Assistant Secretary                          President




                                             A I M DISTRIBUTORS, INC.

Attest:

/s/ LISA MOSS                                /s/ MICHAEL J. CEMO
-----------------------------                -----------------------------------
Assistant Secretary                          President





                                        2